LVIP Wells Fargo Intrinsic Value Fund
(Standard and Service Class)
Summary Prospectus
April 30, 2012
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2012, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP Wells Fargo Intrinsic Value Fund (the “Fund”) is to seek reasonable income by investing primarily in income-producing equity securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.83%	1.08%
Less Fee Waiver[1]	(0.05%)	(0.05%)
Net Expenses (After Fee Waiver)	0.78%	1.03%
1 Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.03% on the first $250 million of average daily net assets of the Fund: 0.08% on the next $500 million of average daily net assets; and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2013 and cannot be terminated before that date without the mutual agreement of the Trust's board of trustees and the adviser.
LVIP Wells Fargo Intrinsic Value Fund1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the years two through ten. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$80	$260	$456	$1,021
Service Class	$105	$339	$591	$1,313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s primary investment strategies include:
• the Fund will normally invest at least 80% of its assets in equity securities;
• investing in high-quality, undervalued companies with identifiable factors that the investment team believes will drive the stock price higher over their investment time horizon (typically three to five years);
• investing in domestic and foreign issuers; and
• selecting investments using fundamental company research from a global perspective and employing a long-term focus that takes advantage of opportunities presented by short-term deviations of the stock prices of high-quality businesses from their full value.
The Fund primarily invests in equity securities of approximately 30-50 large-capitalization companies, which the sub-adviser defines as companies with market capitalizations within the range of the Russell 1000 Value® Index. The market capitalization range of the Russell 1000 Value Index was $1.6 billion to $411 billion, as of December 31, 2011. The Fund may also invest in equity securities of small and medium sized capitalization companies.
The Fund may invest in equity securities of foreign issuers of any size, including those located in emerging market countries. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside the United States. These securities may be traded on U.S. or foreign markets.
The sub-adviser utilizes a long-term focus that is intended to take advantage of investment opportunities presented by what the sub-adviser believes are short-term price anomalies in high-quality equity securities. The sub-adviser generally chooses investments in equity securities of companies with established operating histories, financial strength and management expertise, among other factors. The sub-adviser seeks equity securities that are trading at a discount to what the sub-adviser believes are their estimated intrinsic values.
Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
• Market Risk: Prices of securities held by the Fund may fall. As a result, your investment may decline in value and you could lose money.
• Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the Fund’s performance may sometimes be lower than that of other types of funds.
• Small and Medium-Cap Companies Risk: Investing in the stock of medium and small-sized companies may involve greater risk than investing in larger companies. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than larger capitalization stocks. Medium and small company stocks may trade less frequently and in limited volume resulting in fluctuating net asset values of the Fund’s shares.
2LVIP Wells Fargo Intrinsic Value Fund

• Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
• Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
• Currency Risk: The value of the Fund's shares may change as a result of changes in exchange rates, reducing the U.S. dollar value of foreign investments.
• Fund of Funds Risk: The Fund may accept investments from fund of funds. From time to time these fund of funds may change or rebalance underlying holdings. This could result in large inflows into the Fund or large redemptions from the Fund, which may increase transaction costs or portfolio turnover for the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the Fund. The information shows: (a) how the Fund's Standard Class from year to year; and (b) how the average annual returns of the Fund's Standard Class for one year, five year, and ten year periods, and the Fund's Service Class for one year, five year and lifetime periods, compare with those of a broad measure of market performance. Please note that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.

During the periods shown in the above chart, the fund’s highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.
The Funds lowest return for a quarter occurred in the fourth quarter of 2008 at: (21.72%).
	Average Annual Total Returns For periods ended 12/31/11
	1 year	5 years	10 years or Life of class
LVIP Wells Fargo Intrinsic Value Fund–Standard Class	(2.57%)	(1.83%)	2.65%
Russell 1000 Value® Index	0.39%	(2.63%)	3.89%
LVIP Wells Fargo Intrinsic Value Fund–Service Class	(2.81%)	(2.07%)	2.33%*
Russell 1000 Value® Index	0.39%	(2.63%)	4.08%*
*Since May 19, 2004
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: Metropolitan West Capital Management, LLC
Portfolio Manager(s)	Company Title	Experience w/Fund
Gary W. Lisenbee	Chief Executive Officer and Chief Investment Officer	Since 2010
Jeffrey Peck	Director of Research and Lead Strategist	Since 2010
An investment in the fund is not a deposit of Wachovia Bank, N.A. or Wells Fargo Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation any other government agency.
LVIP Wells Fargo Intrinsic Value Fund3

Purchase and Sale of Fund Shares
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
Tax Information
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable annuity contract or variable life insurance contract (“variable contract”), or refer to their variable contract prospectus. Because all the shares of the Fund sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The Fund intends to make distributions to its insurance company shareholders that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Wells Fargo Intrinsic Value Fund